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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 11, 2000

                                REGIS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


               0-11230                             41-0749934
      (Commission File Number)         (IRS Employer Identification No.)



                              7201 Metro Boulevard
                              Minneapolis, MN 55439
              (Address of principal executive offices and zip code)

                                 (612) 947-7000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

Effective October 31, 1999, Regis Corporation (the Company) consummated a merger with Supercuts (Holdings) Limited (Supercuts UK) in a stock-for-stock transaction accounted for under the pooling-of-interests method of accounting. As a result of the merger, the Company's historical consolidated financial statements have been restated to retroactively give effect to the inclusion of the accounts and results of operations of Supercuts UK. The Company has included its retroactively restated consolidated financial statements in the Exhibits to this Form 8-K.

Item 7.  Financial Statements and Exhibits

Exhibit No.       Description

Exhibit A         Audited consolidated balance sheet as of June 30, 1999 and
                  1998 and the related consolidated statements of operations, changes in shareholders' equity and comprehensive income and cash flows for the years ended June 30, 1999, 1998 and 1997 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended June 30, 1999, 1998 and 1997.

Exhibit B         Unaudited consolidated balance sheet as of September 30,
                  1999 and the related consolidated statements of operations and cash flows for the three months ended September 30, 1999 and 1998 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations for the three months ended September 30, 1999 and 1998.

Exhibit 15        Letter Re:  Unaudited Interim Financial Information

Exhibit 23        Consent of Independent Accountants

Exhibit 27        Financial Data Schedule




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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  REGIS CORPORATION


Date:    February 11, 2000                   By:  /s/ Randy L  Pearce
                                                  -------------------------
                                                  Randy L. Pearce
                                                  Executive Vice President,
                                                  Chief Administrative and
                                                  Finance Officer

                                                  Signing on behalf of the
                                                  Registrant and principal